UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 23, 2024
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 23, 2024, the Board of Directors approved the amendment and restatement of Northwest Natural Holding Company’s (NW Holdings’) Amended and Restated Bylaws (Bylaws). In addition to certain ministerial changes, the amendments to the Bylaws generally included the following changes:

•Article II, Sections 6 and 7 of the Bylaws were amended to clarify the treatment of abstentions and broker non-votes present at an annual meeting;
•Article II, Sections 7 and 10 of the Bylaws was amended to modify the procedural and informational requirements for shareholders to nominate director candidates to reserve white proxy cards to the exclusive use of the Board of Directors and require notifications to the Company in the event the shareholder determines to no longer solicit proxies.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Northwest Natural Holding Company (Company) was held on May 23, 2024. At the meeting, shareholders voted on the following items:

Proposal 1: The following Class I nominees were elected to serve on the Board of Directors until the 2027 Annual Meeting, or until their successors have been duly qualified and elected:

			BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Timothy P. Boyle	28,216,560	530,873	4,045,943
Monica Enand	28,331,415	416,018	4,045,943
Hon. Dave McCurdy	28,038,823	708,610	4,045,943
Malia H. Wasson	27,051,825	1,695,608	4,045,943

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR 27,490,971	AGAINST 1,080,127	ABSTAIN 176,335	BROKER NON-VOTES 4,045,943
Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified.

FOR 31,821,751	AGAINST 909,549	ABSTAIN 62,076	BROKER NON-VOTES N/A

Item 8.01	Other Events.

Effective May 23, 2024, NW Holdings’ Board of Directors authorized and approved a share repurchase program for our common stock, under which the Company may purchase shares on the open market or through privately negotiated transactions. The Company has Board authorization to repurchase up to an aggregate of 5 million shares or up to an aggregate of $150 million. Such authorization will continue until the program is used, terminated or replaced. The repurchase program replaces the Company’s previously authorized share repurchase program, which commenced in 2000 and authorized the repurchase of up to 2,800,000 shares, or an amount not to exceed $100 million, in the aggregate.

The Company repurchased 2.1 million shares of common stock at a total cost of $83.3 million under the prior repurchase program.

The timing and number of shares to be repurchased (if any) will be determined by management and may depend on a number of factors including market conditions and other business considerations. The share repurchase program does not require the Company to repurchase shares of its common stock and it may be amended, suspended or discontinued at any time.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects”, “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, investments, financial positions, financial performance, equity repurchases, developments impacting stock prices, targeted capital structure, revenues and earnings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Bylaws of Northwest Natural Holding Company.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: May 29, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary